UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 19, 2008 (May 19, 2008)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-3897
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned presentation on May 19, 2008 by China Biologic Products, Inc. (the "Company"), to a group of potential investors at the All-Cap All-China Conference in New York, New York, sponsored by Brean Murray, Carret & Co. (the "BMC Conference"), and on May 23, 2008 at the Roth China Discovery Tour 2008 Conference in Sanya, Hainan Province, China, sponsored by Roth Capital Partners, LLC (the "Roth Conference"), the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the BMC Conference or the Roth Conference. The Company's presentation materials are attached hereto as Exhibits 99.1 and 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Slide Presentation of China Biologic Products, Inc., May 2008
99.2	Company Profile - China Biologic Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: May 19, 2008	/s/ Stanley Wong
Stanley Wong
President and Chief Executive Officer

Exhibit Index

99.1	Slide Presentation of China Biologic Products, Inc., May 2008
99.2	Company Profile - China Biologic Products, Inc.